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                                                                      Exhibit 24


Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 2-80041, 2-94701, 33-2517, 33-12762, 33-12763,
33-38145, 33-44693, 33-50598, 33-55092, 33-72160, 333-10553, 333-42163 and
333-75269) of Intermagnetics General Corporation of our report dated July 17, 2000 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.



/s/ PricewaterhouseCoopers LLP

Albany, New York
July 17, 2000